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                                                                    Exhibit 10.3

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                              AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                         ALLIANCE LAUNDRY HOLDINGS LLC,

                          ALLIANCE LAUNDRY SYSTEMS LLC,
                        and certain of their Subsidiaries

                                   in favor of

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Administrative Agent

                           Dated as of August 2, 2002

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                                TABLE OF CONTENTS

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
Section I.    DEFINED TERMS .....................................................................   2
       1.1.   Definitions .......................................................................   2
       1.2.   Other Definitional Provisions .....................................................   7

Section II.   GUARANTEE .........................................................................   7
       2.1.   Guarantee .........................................................................   7
       2.2.   Right of Contribution .............................................................   8
       2.3.   No Subrogation ....................................................................   9
       2.4.   Amendments, etc. with respect to the Borrower Obligations .........................   9
       2.5.   Guarantee Absolute and Unconditional ..............................................  10
       2.6.   Reinstatement .....................................................................  11
       2.7.   Payments ..........................................................................  12

Section III.  GRANT OF SECURITY INTEREST ........................................................  12

Section IV.   REPRESENTATIONS AND WARRANTIES ....................................................  13
       4.1.   Representations in Credit Agreement ...............................................  13
       4.2.   No Other Liens ....................................................................  13
       4.3.   Perfected First Priority Liens ....................................................  14
       4.4.   Jurisdiction of Organization; Chief Executive Office ..............................  14
       4.5.   Inventory and Equipment ...........................................................  14
       4.6.   Farm Products .....................................................................  14
       4.7.   Investment Property ...............................................................  14
       4.8.   Receivables .......................................................................  15
       4.9.   Contracts .........................................................................  15
       4.10.  Intellectual Property .............................................................  16
       4.11.  Commercial Tort Claims ............................................................  16

Section V.    COVENANTS .........................................................................  16
       5.1.   Covenants in Credit Agreement .....................................................  16
       5.2.   Delivery of Instruments, Certified Securities and Chattel Paper ...................  16
       5.3.   Maintenance of Insurance ..........................................................  17
       5.4.   Payment of Obligations ............................................................  17
       5.5.   Maintenance of Perfected Security Interest; Further Documentation .................  17
       5.6.   Changes in Locations, Name, etc. ..................................................  18
       5.7.   Notices ...........................................................................  18
       5.8.   Investment Property ...............................................................  19
       5.9.   Receivables .......................................................................  20
       5.10.  Intellectual Property .............................................................  20

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
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
Section VI.    REMEDIAL PROVISIONS .............................................................  22
        6.1.   Certain Matters Relating to Receivables .........................................  22
        6.2.   Communications with Obligors; Grantors Remain Liable ............................  22
        6.3.   Pledged Stock ...................................................................  23
        6.4.   Proceeds to be Turned Over To Administrative Agent ..............................  24
        6.5.   Application of Proceeds .........................................................  24
        6.6.   Code and Other Remedies .........................................................  25
        6.7.   Registration Rights .............................................................  26
        6.8.   Deficiency ......................................................................  27

Section VII.   THE ADMINISTRATIVE AGENT ........................................................  27
        7.1.   Administrative Agent's Appointment as Attorney-in-Fact, etc. ....................  27
        7.2.   Duty of Administrative Agent ....................................................  29
        7.3.   Execution of Financing Statements ...............................................  29
        7.4.   Authority of Administrative Agent ...............................................  29

Section VIII.  MISCELLANEOUS ...................................................................  30
        8.1.   Amendments in Writing ...........................................................  30
        8.2.   Notices .........................................................................  30
        8.3.   No Waiver by Course of Conduct; Cumulative Remedies .............................  30
        8.4.   Enforcement Expenses; Indemnification ...........................................  30
        8.5.   Successors and Assigns ..........................................................  31
        8.6.   Set-Off .........................................................................  31
        8.7.   Counterparts ....................................................................  31
        8.8.   Severability ....................................................................  31
        8.9.   Section Headings ................................................................  31
        8.10.  Integration .....................................................................  32
        8.11.  GOVERNING LAW ...................................................................  32
        8.12.  Submission To Jurisdiction; Waivers .............................................  32
        8.13.  Acknowledgments .................................................................  32
        8.14.  Additional Grantors .............................................................  33
        8.15.  Releases ........................................................................  33
        8.16.  WAIVER OF JURY TRIAL ............................................................  33

SCHEDULES

Schedule 1  Notice Addresses
Schedule 2  Investment Property
Schedule 3  Perfection Matters
Schedule 4  Jurisdictions of Organization and Chief Executive Offices
Schedule 5  Inventory and Equipment Locations
Schedule 6  Intellectual Property
Schedule 7  Contracts
Schedule 8  Government Contracts
Schedule 9  Commercial Tort Claims

ANNEXES
Annex 1     Form of Assumption Agreement
Annex 2     Form of Perfection Certificate

     AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of August 2, 2002, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of General Electric Capital Corporation, as Administrative Agent (in such capacity, the "Administrative Agent") for the benefit of the Secured Parties (as defined below), including the banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Credit Agreement, dated as of August 2, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Alliance Laundry Holdings LLC ("Holdings"), Alliance Laundry Systems LLC (the "Borrower"), the Lenders, Lehman Brothers, Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, Fleet National Bank and LaSalle Bank National Association, as Documentation Agents, and the Administrative Agent.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, which amends and restates the Credit Agreement, dated as of May 5, 1998 (as amended, supplemented or otherwise modified up to the date hereof, the "Existing Credit Agreement"), the Lenders party thereto have agreed to continue loans and other extensions of credit heretofore made to the Borrower and to make loans and other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

     WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

     WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from (i) the making of the extensions of credit under the Credit Agreement and
(ii) entering into the Specified Hedge Agreements; and

     WHEREAS, it is a condition precedent to the obligation of (i) the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement and to continue the Loans made under the Existing Credit Agreement and
(ii) the Qualified Counterparties to enter into the Specified Hedge Agreements, that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the benefit of the Secured Parties and the Agents;

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Secured Parties to enter into the Credit Agreement and the Specified Hedge Agreements and to induce the Secured Parties to make their respective extensions of credit or financial accommodations to the Borrower thereunder and to continue the Loans made pursuant to the Existing Credit Agreement, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

                            SECTION I. DEFINED TERMS

          1.1. Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Account, Certificated Security, Chattel Paper, Document, Equipment, Farm Products, General Intangibles, Instrument, Inventory, Letter of Credit Rights and Supporting Obligations.

          (b)  The following terms shall have the following meanings:

          "Agreement": this Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrower Credit Agreement Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, or the other Loan Documents, or any Letter of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          "Borrower Hedge Agreement Obligations": the collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by the Borrower pursuant to the terms of any Specified Hedge Agreement).

          "Borrower Obligations": the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto, and (iii) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement (including, without limitation, all fees and disbursements of counsel to the Agents or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of this Agreement).

          "Collateral": as defined in Section 3.

          "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

          "Commercial Tort Claim": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any claim arising in tort if the claim is generally assignable under applicable law and (a) the claimant is an organization or (b) the claimant is an individual, the claim does not include damages arising out of bodily injury to or the death of an individual and the claim arose in the course of the claimant's business or profession. It is understood that no Grantor shall be required to perfect a security interest in any Commercial Tort Claim owned by it except to the extent such security interest may be perfected by filing a financing statement under the Uniform Commercial Code as in effect in the applicable jurisdiction.

          "Contracts": the contracts and agreements listed in Schedule 7, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith,
     (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

          "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Excluded Assets": the collective reference to (i) any Equipment, contract, General Intangible, Copyright License, Patent License or Trademark License, in each case to the extent the grant by the relevant Grantor of a security interest pursuant to this Agreement in such Grantor's right, title and interest in such asset (A) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such asset as permitted by the Credit Agreement, (B) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder or (C) is permitted only with the consent of another party, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained; provided, that in any event any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be Excluded Assets to the extent that any of the foregoing is (or if it contained a provision limiting the transferability or pledge thereof would be) subject to Section 9-406 of the New York UCC, and (ii) Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock" set forth in this Section 1.1.

          "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

          "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

          "Guarantor Hedge Agreement Obligations": the collective reference to all obligations and liabilities of a Guarantor (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by such Guarantor pursuant to the terms of any Specified Hedge Agreement).

          "Guarantor Obligations": with respect to any Guarantor, the collective reference to (i) any Guarantor Hedge Agreement Obligations of such Guarantor, but only to the extent that, and only so long as, the other Obligations of such Guarantor are secured and guaranteed pursuant hereto, and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "Guarantors": the collective reference to each Grantor other than the Borrower.

          "Hedge Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note": any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

          "Investment Property": the collective reference to (a) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC in effect on the date hereof or at any time hereafter (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (b) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

          "Issuers": the collective reference to each issuer of any Investment Property pledged hereunder.

          "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

          "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (including promissory notes issued in connection with loans or advances made by any Grantor to its customers but excluding promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

          "Proceeds": all "proceeds" as such term is defined in Section 9-102(64) of the New York UCC and, in any event, shall include, without limitation, all dividends and other income from the Investment Property, collections thereon and distributions or payments with respect thereto.

          "Qualified Counterparty": with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender.

          "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account), to the extent such right is owned by such Grantor. A Receivable shall not be considered to be owned by a Grantor if it has been transferred by such Grantor in a transaction which is intended to constitute a sale or which results in derecognition of such Receivable from the financial statements of such Grantor.

          "Secured Parties": the collective reference to the Agents, the Lenders (including any Issuing Lender in its capacity as Issuing Lender) and any Qualified Counterparty.

          "Securities Act": the Securities Act of 1933, as amended.

          "Specified Hedge Agreement": any Hedge Agreement entered into by (a) the Borrower or any of its subsidiaries and (b) any Qualified Counterparty.

          "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

          "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

          1.2. Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires herein, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

          (d) Where the context requires, any Hedge Agreement entered into by any Grantor with any Lender or any Affiliate of any Lender shall, for purposes of this Agreement, be a "Loan Document" and any such Affiliate of a Lender shall, for purposes of this Agreement, be a "Lender" for purposes of this Agreement.

          (e) The Agents and the Arranger are collectively referred to herein as the "Agents".

                              SECTION II. GUARANTEE

          2.1. Guarantee. (a) (i) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations (other than, in the case of each Guarantor, Borrower Obligations arising pursuant to clause (ii) of this
Section 2.1(a) in respect of Guarantor Hedge Agreement Obligations in respect of which such Guarantor is a primary obligor).

               (ii) The Borrower hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by each Guarantor when due (whether at stated maturity, by acceleration or otherwise) of the Guarantor Hedge Agreement Obligations of such Guarantor (other than any such obligation for which the Borrower is the primary obligor).

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

          (c) (i) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee of such Guarantor contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

               (ii) The Borrower agrees that the Guarantor Hedge Agreement Obligations may at any time and from time to time exceed the amount of the liability of the Borrower under this Section 2 without impairing the guarantee of the Borrower contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

          (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations and any or all of the Guarantors may be free from their respective Guarantor Hedge Agreement Obligations.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Agent or any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations or the Guarantor Hedge Agreement Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made in respect of the Borrower Obligations or the Guarantor Hedge Agreement Obligations, respectively, or any payment received or collected in respect of the Borrower Obligations or the Guarantor Hedge Agreement Obligations, respectively), remain liable for their respective Borrower Obligations and the Guarantor Hedge Agreement Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations and the Guarantor Hedge Agreement Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

          2.2. Right of Contribution. (a) Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder or in respect of Borrower Obligations, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment.

          (b) The Borrower and each Guarantor agrees that to the extent that the Borrower or any Guarantor shall have paid more than its proportionate share of any payment made hereunder in respect of any Guarantor Hedge Agreement Obligation of any other Guarantor, the Borrower or such Guarantor, as the case may be, shall be entitled to seek and receive contribution from and against the Borrower and any other Guarantor which has not paid its proportionate share of such payment.

          (c) The Borrower's and each Guarantor's right of contribution under this Section 2.2 shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of the Borrower or any Guarantor to the Agents and the Secured Parties, and the Borrower and each Guarantor shall remain liable to the Agents and the Secured Parties for the full amount guaranteed by the Borrower or such Guarantor hereunder.

          2.3. No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Agent or any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Agent or any Secured Party for the payment of the Borrower Obligations or the Guarantor Hedge Agreement Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agents and the Secured Parties by the Borrower on account of the Borrower Obligations and the Guarantor Hedge Agreement Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when the Commitments shall not have terminated, any Letter of Credit shall be outstanding or any amounts owing in respect of the Borrower Obligations or the Guarantor Hedge Agreement Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agents and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations or the Guarantor Hedge Agreement Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

          2.4. Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations or Guarantor Hedge Agreement Obligations made by any Agent or any Secured Party may be rescinded by such Agent or such Secured Party and any of the Borrower Obligations or Guarantor Hedge Agreement Obligations continued, and the Borrower Obligations or Guarantor Hedge Agreement Obligations, or the

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

liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Agent or any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Agent or any Secured Party for the payment of the Borrower Obligations or Guarantor Hedge Agreement Obligations may be sold, exchanged, waived, surrendered or released. No Agent or Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or the Guarantor Hedge Agreement Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5. Guarantee Absolute and Unconditional. (a) Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations (other than any notice with respect to any Guarantor Hedge Agreement Obligation with respect to which such Guarantor is a primary obligor and to which it is entitled pursuant to the applicable Specified Hedge Agreement) and notice of or proof of reliance by any Agent or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agents and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations (other than any diligence, presentment, protest, demand or notice with respect to any Guarantor Hedge Agreement Obligation with respect to which such Guarantor is a primary obligor and to which it is entitled pursuant to the applicable Specified Hedge Agreement). Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity or enforceability of the Credit Agreement or any other Loan Document, any Specified Hedge Agreement, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Agent or any Secured Party,
(b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other

Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          (b) The Borrower waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Hedge Agreement Obligations (other than any notice with respect to any Guarantor Hedge Agreement Obligation with respect to which the Borrower is a primary obligor and to which it is entitled pursuant to the applicable Specified Hedge Agreement) and notice of or proof of reliance by any Agent or any Secured Party upon the guarantee by the Borrower contained in this Section 2 or acceptance of the guarantee by the Borrower contained in this Section 2; the Guarantor Hedge Agreement Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee by the Borrower contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agents and the Secured Parties, on the other hand, with respect to any Guarantor Hedge Agreement Obligation likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee by the Borrower contained in this
Section 2. The Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower with respect to the Guarantor Hedge Agreement Obligations (other than any diligence, presentment, protest, demand or notice with respect to any Guarantor Hedge Agreement Obligation with respect to which the Borrower is a primary obligor and to which it is entitled pursuant to the applicable Specified Hedge Agreement). The Borrower understands and agrees that the guarantee by the Borrower contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Guarantor Hedge Agreement Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Person against any Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the applicable Guarantor for the applicable Guarantor Hedge Agreement Obligations, or of the Borrower under its guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand under this Section 2 or otherwise pursuing its rights and remedies under this Section 2 against the Borrower, any Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Guarantor or any other Person or against any collateral security or guarantee for the Guarantor Hedge Agreement Obligations or any right of offset with respect thereto, and any failure by any Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Borrower of any obligation or liability under this Section 2, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Secured Party against the Borrower under this Section 2. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations or Guarantor Hedge Agreement Obligations is rescinded or must otherwise be restored or returned by any Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim (i) in the case of obligations in respect of Borrower Obligations arising under the Credit Agreement or any other Loan Document in Dollars at the Payment Office specified in the Credit Agreement and (ii) in the case of obligations in respect of any Borrower Hedge Agreement Obligations or any Guarantor Hedge Agreement Obligations, in the currency and at the place specified in the applicable Specified Hedge Agreement.

                    SECTION III. GRANT OF SECURITY INTEREST

     Each Grantor hereby assigns and transfers as collateral security to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Agents and the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's
Obligations:

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Commercial Tort Claims;

          (d)  all Contracts;

          (e)  all Deposit Accounts;

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

          (f)  all Documents;

          (g)  all Equipment;

          (h)  all General Intangibles;

          (i)  all Instruments;

          (j)  all Intellectual Property;

          (k)  all Inventory;

          (l)  all Investment Property;

          (m)  all Letter of Credit Rights;

          (n)  all books and records pertaining to the Collateral; and

          (o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that (i) the Collateral shall not include any Excluded Assets and (ii) no Lien shall be granted in any Property upon which a Lien is not required to be granted pursuant to Section 6.10 of the Credit Agreement.

                   SECTION IV. REPRESENTATIONS AND WARRANTIES

          To induce the Agents and the Secured Parties to enter into the Credit Agreement and the Specified Hedge Agreements and to induce the Secured Parties to make their respective extensions of credit or financial accommodations to the Borrower thereunder, each Grantor hereby represents and warrants to each Agent and each Secured Party that:

          4.1. Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and each Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

          4.2. No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Agents and the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, all of such Grantor's Collateral is free and clear of any and all Liens or claims of others.

          4.3. Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the UCC Filing Collateral in favor of the Administrative Agent, for the ratable benefit of the Agents and the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor and (b) are prior to all other Liens on such Collateral other than Liens permitted under Section
7.3 of the Credit Agreement (except Section 7.3(j)).

          4.4. Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

          4.5. Inventory and Equipment. On the date hereof, such Grantor's Inventory and Equipment (other than motor vehicles and mobile goods) are kept at the locations listed on Schedule 5.

          4.6. Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          4.7. Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer (other than Alliance Commercial Appliances Receivables LLC and Alliance Commercial Appliances Finance LLC) owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) To the best of such Grantor's knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this

Agreement and other Liens permitted under Section 7.3 of the Credit Agreement (except Section 7.3(j)).

          4.8. Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper (to the extent the aggregate amount of such Instruments and Chattel Paper exceeds $100,000) which has not been delivered to the Administrative Agent, except for Receivables which such Grantor expects to transfer within 90 days of the date of the origination of such Receivables pursuant to a Permitted Receivables Financing.

          (b) Except as set forth on Schedule 8, as of the date hereof, none of the obligors on any Receivables is a Governmental Authority.

          (c) The amounts represented by such Grantor to the Agents and the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

          4.9. Contracts. (a) No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

          (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the Grantors party thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) No material consent or material authorization of, filing with, or other act by or in respect of, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any Grantor party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

          (d) As of the Effective Date, neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (e) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (f) As of the date hereof, such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

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

          (g) No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper (to the extent the aggregate amount of such Instruments and Chattel Paper exceeds $100,000) which has not been delivered to the Administrative Agent.

          (h)   None of the parties to any Contract is a Governmental Authority.

          4.10. Intellectual Property. (a) Schedule 6 lists all registered Intellectual Property owned by such Grantor in its own name on the date hereof.

          (b) On the date hereof, all material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been abandoned and, to such Grantor's knowledge, does not infringe the intellectual property rights of any other Person.

          (c) Except as set forth in Schedule 6, on the date hereof, none of the material Intellectual Property used by such Grantor in its business is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) No holding, decision or judgment has been rendered by any Governmental Authority which would directly limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

          (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property owned by such Grantor or such Grantor's ownership interest therein, and (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property owned by such Grantor.

          4.11. Commercial Tort Claims. Schedule 9 is a complete and correct description of all Commercial Tort Claims owned by such Grantor on the date hereof.

                              SECTION V. COVENANTS

          Each Grantor covenants and agrees with the Agents and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1. Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

          5.2. Delivery of Instruments, Certificated Securities and Chattel Paper. Except as provided in Section 4.8, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel

Paper (to the extent that the aggregate amount of such Chattel Paper exceeds $100,000), such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

          5.3. Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and
(ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Agents and the Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent.

          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

          (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance as the Administrative Agent may from time to time reasonably request.

          5.4. Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except (a) that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor or (b) where the failure to pay, discharge or otherwise satisfy such obligations could not, individually or in the aggregate, reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein, other than as a result of a Lien permitted under Section 7.3 of the Credit Agreement.

          5.5. Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

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

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts, Letter of Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto, provided that no such action shall be required with respect to Deposit Accounts unless an Event of Default shall have occurred and be continuing.

          5.6. Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5, showing any additional location at which Inventory or Equipment shall be kept:

               (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5 and other than temporary transfers (for a period not to exceed three months in any event) of Equipment from any location set forth in Schedule 5 to another location if done for the limited purpose of repairing, refurbishing, or overhauling such Equipment in the ordinary course of business;

               (ii) change its jurisdiction of organization or the location of its chief executive office, sole place of business or principal residence from that referred to in Section 4.4; or

               (iii) change its name.

          5.7. Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.8. Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Agents and the Secured Parties, hold the same in trust for the Agents and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer (other than a liquidation or dissolution permitted under the Credit Agreement) shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property, in either case, pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Agents and the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer unless such stock or other securities are subject to a perfected security interest hereunder, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or the Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or the Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or as otherwise permitted under Section 7.3 of the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or the Proceeds thereof, other than the Senior Subordinated Note Indenture (or any other indenture governing Indebtedness permitted under Section 7.2(f) of the Credit Agreement) or any agreement entered into in connection with a sale of the Capital Stock of any Subsidiary permitted under the Credit Agreement.

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

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it, (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it and (iv) it will comply with instructions originated by the Administrative Agent with respect to Investment Property issued by it without any further consent of the owner thereof.

          (d) No Grantor shall permit any other Person (other than the Administrative Agent) to exercise or obtain "control" (within the meaning of
Section 8-106 of the New York UCC in effect on the date hereof or at any time hereafter) in connection with any Lien of any of its Investment Property (including Cash Equivalents) in connection with the grant of a Lien by such Grantor to or for the benefit of such Person or any other Person (other than the Administrative Agent) except as otherwise permitted under Section 7.3 of the Credit Agreement.

          5.9. Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any material Receivable, (ii) compromise or settle any material Receivable for a materially lesser amount thereof, (iii) release, wholly or partially in any material respect, any Person liable for the payment of any material Receivable, (iv) allow any material credit or discount whatsoever on any material Receivable or (v) amend, supplement or modify any material Receivable in any manner that could materially adversely affect the value thereof.

          (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

          (c) Such Grantor shall maintain a serial number tracking system on finished goods inventory, as maintained by it prior to the date hereof.

          5.10. Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) subject to such Grantor's reasonable business judgment, continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) subject to such Grantor's reasonable business judgment, maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Agents and the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) subject to such Grantor's reasonable business judgment, not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

          (c) Subject to such Grantor's reasonable business judgment, such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Subject to such Grantor's reasonable business judgment, such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

          (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

          (e) Such Grantor will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within ten Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

          (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such

Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and in its reasonable business judgment sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                        SECTION VI. REMEDIAL PROVISIONS

          6.1. Certain Matters Relating to Receivables. (a) After the occurrence and during the continuation of any Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

          (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Agents and the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Agents and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

          6.2. Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

     (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Agents and the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither any Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Agent or any Secured Party of any payment relating thereto, nor shall any Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, or to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               6.3. Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and other Investment Property and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

               (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order set forth in Section 6.5 and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders, partners or members of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

          6.4. Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Secured Parties specified in
Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agents and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

          6.5. Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

               First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

               Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Agents and the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Agents and the Secured Parties;

                     Third, to the Administrative Agent, for deposit in a cash
              collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit for all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of application of Proceeds pursuant to this Section 6.5 and with respect to which the Borrower is not under an obligation under
              Section 8 of the Credit Agreement to make deposits into a cash collateral account;

                     Fourth, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata (i) with respect to prepayment of the Obligations, among the Agents and the Secured Parties according to the amounts of the Obligations then held by the Agents and the Secured Parties and (ii) with respect to the cash collateral account, among the Lenders according to their respective Revolving Credit Percentages; and

                     Fifth, any balance of such Proceeds remaining after the
              then outstanding Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

              6.6. Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Agents and the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agents and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Agent or any Secured Party arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.7. Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the

Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Agents and the Secured Parties, that the Agents and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section
6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          6.8. Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Agent or any Secured Party to collect such deficiency.


                   Section VII.    THE ADMINISTRATIVE AGENT

          7.1. Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement in each case after the occurrence and during the continuation of an Event of Default, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

               (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

               (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

               (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                    (iv) execute, in connection with any sale provided for in
               Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                    (v) (a) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (b) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (c) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (d) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (e) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (f) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (g) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (h) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

               Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

               (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

               (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per

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


annum equal to the rate per annum at which interest would then be payable on past due Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. No Agent or Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agents and the Secured Parties hereunder are solely to protect the Agents' and the Secured Parties' interests in the Collateral and shall not impose any duty upon any Agent or any Secured Party to exercise any such powers. The Agents and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3. Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

          7.4. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no

Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                          SECTION VIII.      MISCELLANEOUS

          8.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

          8.2. Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor (other than Holdings) shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

          8.3. No Waiver by Course of Conduct; Cumulative Remedies. No Agent or Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Agent or any Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4. Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Secured Party and each Agent for all its reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to each Agent.

          (b) Each Guarantor agrees to pay, and to save the Agents and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the Agents and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

          (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          8.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agents and the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          8.6. Set-Off. Each Grantor hereby irrevocably authorizes each Agent and each Secured Party at any time and from time to time while an Event of Default pursuant to Section 8(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Agent or such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Agent or such Secured Party hereunder and claims of every nature and description of such Agent or such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Agent or such Secured Party may elect, whether or not any Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agents or such Secured Party may have.

          8.7. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10. Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Agents and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12. Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13. Acknowledgments.  Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) no Agent or Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agents and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

          8.14. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

          8.15. Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than (i) Borrower Hedge Agreement Obligations and Guarantor Hedge Agreement Obligations and (ii) unasserted contingent indemnity and other obligations which expressly survive the termination of the Credit Agreement and are not then due and payable) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding which have not been fully cash collateralized in accordance with the Credit Agreement or otherwise collateralized in a manner satisfactory to the Issuing Lender in its sole discretion, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral (including transfers of Receivables and related assets in a Permitted Receivables Financing) shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, such Collateral shall be automatically released from the Lien of this Agreement and the other Loan Documents without further action on the part of any Grantor, any Agent or the Lenders, and shall cease to constitute Collateral hereunder, and then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.

          8.16. WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                                 ALLIANCE LAUNDRY HOLDINGS LLC


                                                 By: ____________________
                                                 Title:


                                                 ALLIANCE LAUNDRY SYSTEMS LLC


                                                 By: ____________________
                                                 Title:


                                                 ALLIANCE LAUNDRY CORPORATION


                                                 By: ____________________
                                                 Title:

                                                                      Schedule 1

                    NOTICE ADDRESSES OF GUARANTORS

                                                                      Schedule 2

                       DESCRIPTION OF INVESTMENT PROPERTY

                                 Pledged Stock:

________________  __________________   _______________________  _______________
     Issuer         Class of Stock       Stock Certificate No.   No. of Shares





                                 Pledged Notes:

___________________________   _______________________     _____________________
          Issuer                       Payee                Principal Amount

                                                                      Schedule 3



                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

          [List each office where a financing statement is to be filed]


                          Patent and Trademark Filings

                               [List all filings]


                      Actions with respect to Pledged Stock


                                  Other Actions

                      [Describe other actions to be taken]

                                                                      Schedule 4


      JURISDICTION OF ORGANIZATION, LOCATION OF CHIEF EXECUTIVE OFFICE AND
                             IDENTIFICATION NUMBER


     Grantor      Jurisdiction of   Location of Chief     Identification Number
     -------      ---------------   -----------------     ---------------------
                  Organization      Executive Office
                  ------------      ----------------

                                                                      Schedule 5


                       LOCATION OF INVENTORY AND EQUIPMENT

                  Grantor                              Locations
                  -------                              ---------

                                                                      Schedule 6


                        COPYRIGHTS AND COPYRIGHT LICENSES


                           PATENTS AND PATENT LICENSES


                        TRADEMARKS AND TRADEMARK LICENSES

                                                                      Schedule 7

                                    CONTRACTS

1.  Merger Agreement.

2.  All Hedge Agreements to which the Grantor is a party.

                                                                      Schedule 8


                              GOVERNMENT CONTRACTS

                                                                      Schedule 9

                             COMMERCIAL TORT CLAIMS

                                                                      Schedule 9


                          ACKNOWLEDGMENT AND CONSENT*

          The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Guarantee and Collateral Agreement, dated as of ________ __, 2002 (the "Agreement"), made by the Grantors parties thereto in favor of General Electric Capital Corporation, as Administrative Agent. The undersigned agrees for the benefit of the Agents and the Lenders as follows:

          1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

          2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

          3. The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(a) or 6.7 of the Agreement.

          4. The undersigned agrees to comply with instructions originated by the Administrative Agent with respect to Investment Property issued by it without further consent of the owner thereof.

                                           [NAME OF ISSUER]


                                               _____________________________

                                           By: _____________________________
                                               Title:
                                                _____________________________


                                           Address for Notices:

                                           ________________________________

                                           ________________________________


                                           Fax:  __________________________



______________________

   * This consent is necessary only with respect to any Issuer which is not also a Grantor.

                                                                      ANNEX 1 TO
                                              GUARANTEE AND COLLATERAL AGREEMENT

          ASSUMPTION AGREEMENT, dated as of ________________, made by ______________________________, a ______________ (the "Additional Grantor"), in
favor of General Electric Capital Corporation, as administrative agent (in such capacity, the "Administrative Agent") for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below), including the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, Alliance Laundry Systems LLC (the "Borrower"), Alliance Laundry Holdings LLC, the Lenders, the Administrative Agent, Lehman Brothers Inc., as Arranger, Fleet National Bank and LaSalle Bank National Association, as Documentation Agents, and Lehman Commercial Paper Inc., as Syndication Agent, have entered into an Amended and Restated Credit Agreement, dated as of August 2, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

          WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of August 2, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Agents (as defined therein) and the Secured Parties;

          WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________** to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) with respect to such Grantor as if made on and as of such date.

__________________________________
** Refer to each Schedule which needs to be supplemented.

          2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                     [ADDITIONAL GRANTOR]


                                     By: _________________________________
                                         Name:
                                         Title:

                                    [FORM OF]
                             PERFECTION CERTIFICATE

             Reference is made to (a) the Amended and Restated Credit Agreement dated as of August 2, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Alliance Laundry Holdings LLC ("Holdings"), Alliance Laundry Systems LLC (the "Borrower"), the Lenders, Lehman Brothers, Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, Fleet National Bank and LaSalle Bank National Association, as Documentation Agents, and the Administrative Agent and (b) the Amended and Restated Guarantee and Collateral Agreement dated as of August 2, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), among the Grantors parties thereto and the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement, the Security Documents referred to therein or the Uniform Commercial Code, as applicable.

             The undersigned, a financial officer of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party as follows:

                              SECTION 1.    NAMES.

       (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

       (b) Set forth below is each other legal name each Grantor has had since the Original Closing Date, together with the date of the relevant change:

       (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way since the Original Closing Date. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquired or constituent party to a merger or consolidation.

       (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time since the Original Closing Date:

       (e) Set forth below is the organizational identification number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

                                                            Organizational
            Grantor                                     Identification Number
            -------                                     ---------------------

       (f) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:


                                                            Organizational
            Grantor                                     Identification Number
            -------                                     ---------------------


                         SECTION 2.    CURRENT LOCATIONS.

       (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

        Grantor         Mailing Address         County        State
        -------         ---------------         ------        -----


       (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any accounts receivable or General Intangibles (with each location at which Chattel Paper, if any, is kept being indicated by an "*"):

        Grantor         Mailing Address         County        State
        -------         ---------------         ------        -----

       (c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

        Grantor                                 Jurisdiction
        -------                                 ------------



                            SECTION 3.   ADVANCES.

           Attached hereto as Schedule 2 is (a) a true and correct list of all advances made by Holdings, the Borrower or any Subsidiary of the Borrower to any of Holdings, the Borrower or any Subsidiary of the Borrower (other than those identified on Schedule 4), with notations indicating those advances which are or will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Guarantee and

Collateral Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings, the Borrower or any Subsidiary of the Borrower.

                      SECTION 4.      DEPOSIT ACCOUNTS.

           Attached hereto as Schedule 3 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.

                  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on August 2, 2002.


                          ALLIANCE LAUNDRY SYSTEMS LLC

                                  By

                                      ____________________________________
                                      Name:
                                      Title:

                                   SCHEDULE 1

                          Changes in Corporate Identity

                                   SCHEDULE 2

                                    Advances

                                   SCHEDULE 3

                                Deposit Accounts

                                                                      Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

Alliance Laundry Holdings LLC
PO Box 990
Shepard Street
Ripon, WI 54971-0990
Atten: Chief Financial Officer

Alliance Laundry Systems LLC
PO Box 990
Shepard Street
Ripon, WI 54971-0990
Atten: Chief Financial Officer

Alliance Laundry Corporation
PO Box 990
Shepard Street
Ripon, WI 54971-0990
Atten: Chief Financial Officer

                                                                      Schedule 2

                       DESCRIPTION OF INVESTMENT PROPERTY

1.       Promissory Notes Issued to Grantors

The following executives issued promissory notes to Holdings in connection with the May 1998 merger of RCL Acquisitions, L.L.C. with and into Raytheon Commercial Laundry LLC. The value of the promissory notes to Holdings as of May 2002 are as follows:

Management Executive          Loan Amt.

..    Thomas L'Esperance       $905,974
..    Jeffrey Brothers         $154,957
..    R. Scott Gaster          $165,918
..    Bruce Rounds             $150,800
..    Robert Wallace           $127,871
..    Lee Wilson               $ 58,581
..    Richard Casey            $ 47,825
..    Jay McDonald             $ 45,928
..    Kim Shady                $ 37,840
..    Alberto Rios             $ 41,687
..    Patti Andresen-Shew      $ 40,947



Note:  Interest is calculated on a monthly basis

2.       Pledged Securities

Alliance Laundry Holdings LLC
..    Alliance Laundry Systems LLC (100%)

Alliance Laundry Systems LLC
..    Alliance Laundry Corporation (100%)
..    Alliance Laundry Receivables Warehouse LLC (100%)
..    Alliance Commercial Appliances Finance LLC (100%)
..    Alliance Laundry Equipment Receivables LLC (100%)
..    Alliance Laundry S.A. (65%)

                                                                      Schedule 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

                      Actions with respect to Pledged Stock

Certificate representing Capital Stock of Alliance Laundry Corporation will be delivered, together with endorsements executed in blank. Certificates representing 65% of Alliance Laundry S.A. will be delivered, together with endorsements executed in blank. UCC filings will be done with regard to the membership interests of Alliance Laundry Systems LLC, Alliance Laundry Receivables Warehouse LLC, Alliance Commercial Appliances Finance LLC and Alliance Laundry Equipment Receivables LLC.

                         Uniform Commercial Code Filings

UCC filings will be done with regard to all remaining collateral.

                                                                      Schedule 4

      JURISDICTION OF ORGANIZATION, LOCATION OF CHIEF EXECUTIVE OFFICE AND
                             IDENTIFICATION NUMBER

     Grantor              Jurisdiction of       Location of Chief            Identification Number
     -------              ---------------       -----------------            ---------------------
                          Organization          Executive Office
                          ------------          ----------------
 Alliance Laundry         Delaware               Shepard Street                   52-2055893
    Holdings LLC                             Ripon, Wisconsin 54971
 Alliance Laundry         Delaware               Shepard Street                   39-1927923
    Systems LLC                              Ripon, Wisconsin 54971
 Alliance Laundry         Delaware               Shepard Street                   39-1928505
    Corporation                              Ripon, Wisconsin 54971

                                                                      Schedule 5

                       LOCATION OF INVENTORY AND EQUIPMENT

                  Grantor                                          Locations
                  -------                                          ---------

Alliance Laundry Holdings LLC                         None

Alliance Laundry Systems LLC                          Shepard Street
                                                      Ripon, WI  54971

                                                      3595 Industrial Park Drive
                                                      Marianna, Florida  32446

Alliance Laundry Corporation                          None

Various customer, supplier locations and space leased in various warehouses are used for inventory storage by Alliance Laundry Systems LLC. These facilities are in the following locations:

              Richmond, British Columbia
              Gardena, California
              Atlanta, Georgia
              Charlotte, North Carolina
              Woodale, Illinois
              Chester, Virginia
              Perth, Australia
              Melbourne, Australia
              Sydney, Australia
              Brisbane, Australia
              Adelaide, Australia
              Dothan, Alabama
              Arab, Alabama (Hunt Manufacturing)

                                                                      Schedule 6

                        COPYRIGHTS AND COPYRIGHT LICENSES

                       There are no Registered Copyrights


                           PATENTS AND PATENT LICENSES

--------------------------------------------------------------------------------------------------------------------------
                         Alliance Laundry Systems LLC                             PATENTS
--------------------------------------------------------------------------------------------------------------------------
Country             Inventor(s)     Patent          Issue                           Title
                                      No.           Date
--------------------------------------------------------------------------------------------------------------------------
Taiwan                              57509         01/12/91
--------------------------------------------------------------------------------------------------------------------------
EP              Hossfield           0573166
--------------------------------------------------------------------------------------------------------------------------
AU              Hossfield           660082        09/26/95
--------------------------------------------------------------------------------------------------------------------------
AU              Hossfield et al.    660084        09/26/95
--------------------------------------------------------------------------------------------------------------------------
CA              Altnau              1,111,669     11/03/81
--------------------------------------------------------------------------------------------------------------------------
U.S.            Manthei             4,240,277     12/23/80    2- pc. Fabric Softener Dispenser  - (screws together)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Altnau              4,250,724     02/17/81    Suspension System for Tub Ass'y  (CW Washer)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Altnau              4,289,320     09/15/81    Face Seal for Washer Pump & Water Pump
--------------------------------------------------------------------------------------------------------------------------
U.S.            Clawson et al.      4,669,199     06/02/87    Clothes Dryer w/ Lint Incinerator (lint burning dryer)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Coates et al.       4,798,424     01/17/89    Reversible Control Console (1987 Line Plastic Hood)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Oberley             4,843,745     07/04/89    Press & Method of Making Same
--------------------------------------------------------------------------------------------------------------------------
U.S.            Putnam              4,860,791     08/29/89    Strain Relief Clamp for Drain Hose - Washers
--------------------------------------------------------------------------------------------------------------------------
U.S.            Putnam              4,934,559     06/19/90    Door Bar Handle for Glass Door of Clothes Dryer
--------------------------------------------------------------------------------------------------------------------------
U.S.            Altnau              4,936,421     06/26/90    Conical Spring Braking Mechanism  (8-Pc. Brake)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Adamski et al.      4,982,606     01/08/91    Fluid Level Sensor & Controller
--------------------------------------------------------------------------------------------------------------------------
U.S.            Clawson et al.      5,005,383     04/09/91    Washing Machine Motor with High Rotor Resistance
--------------------------------------------------------------------------------------------------------------------------
U.S.            Wolfe et al.        5,007,254     04/16/91    Additive Fluid Viewing (indicator of liquid detergent)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Oberley et al.      5,012,962     05/07/91    Indexing System for a Mannequin Carriage w/ fluid
--------------------------------------------------------------------------------------------------------------------------
U.S.            Altnau, Sr.         5,018,372     05/28/91    Lint Filter ( plastic - hidden under spin tub)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Hossfield et al.    5,033,278     07/23/91    Brake & Release Mechanism (Discriminator NGHW)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Altnau, Sr.         5,044,178     09/03/91    Rinse Aid Dispenser (3 pc. compact - snaps together)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Ferguson et al.     5,046,336     09/10/91    Battery Powered Dispenser
----------------------------------- -------------------------------------------------------------------------------------
U.S.            Wild                5,050,407     09/24/91    Combination Unbalanced Load & Lid Switch Ass'y
--------------------------------------------------------------------------------------------------------------------------
U.S             Gill et al.         5,065,535     11/19/91    Indexing System for a Rotary Garment Press
--------------------------------------------------------------------------------------------------------------------------
U.S.            Quinn               5,092,141     03/03/92    Additive Fluid Dispenser Nozzle
--------------------------------------------------------------------------------------------------------------------------
U.S.            Malchow             5,101,645     04/07/92    Suspension System (Pivot & Translation Springs)
--------------------------------------------------------------------------------------------------------------------------
U.S.            Bisplinghoff et     5,117,658     06/02/92    Improved Out-of-Balance Performance Washer
                al.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                         Alliance Laundry Systems LLC                             PATENTS

--------------------------------------------------------------------------------------------------------------------------
Country             Inventor(s)     Patent          Issue                           Title
                                      No.           Date
--------------------------------------------------------------------------------------------------------------------------
U.S.            Bisplinghoff et     5,119,645     06/09/92    Washing Machine w/ Improved Suspension & Manuf
                al.
--------------------------------------------------------------------------------------------------------------------------
U.S.            Adamski et al.      5,211,037     05/18/93    Controller w/ Alternating Reversing Drive Motor
--------------------------------------------------------------------------------------------------------------------------
U.S.            Hossfield et al.    5,249,440     10/05/93    Washing Machine ("Space-Frame Suspension")
--------------------------------------------------------------------------------------------------------------------------
U.S.            Hossfield           5,257,516     11/02/93    Washing Machine
--------------------------------------------------------------------------------------------------------------------------
U.S.            Malchow             5,361,439     11/08/94    Method & Apparatus For Spinning & Draining
--------------------------------------------------------------------------------------------------------------------------
U.S.            Ferguson et al.     5,392,891     02/28/95    Discrimination of Coins Based on Metal Content
--------------------------------------------------------------------------------------------------------------------------
U.S.            Hossfield et al.    5,404,986     04/11/95    Method & Apparatus for Discriminating Coins
--------------------------------------------------------------------------------------------------------------------------
U.S.            Quandt et al.       5,524,362     06/11/96    Method of Wire Harness to Select Controller Mode
--------------------------------------------------------------------------------------------------------------------------
U.S.            Hossfield et al.    5,684,597     11/04/97    Method & Device for Coin Diameter Discrimination
--------------------------------------------------------------------------------------------------------------------------
U.S             Mohan et al.        5,692,326     12/02/97    Shirt Pressing Apparatus w/ Moveable Cuff
--------------------------------------------------------------------------------------------------------------------------
U.S.            White et al.        5,782,112     07/21/98    Auto Injection Siphon Break for Washers
--------------------------------------------------------------------------------------------------------------------------
U.S.            Ferragut            5,822,819     10/20/98    Ultrasonic Water Level Detection System
--------------------------------------------------------------------------------------------------------------------------
U.S.            Roberts et al.      5,850,747     12/22/98    Pressure Vessel Temperat Compensating Compressor
--------------------------------------------------------------------------------------------------------------------------
U.S.            Moline et al.       5,879,036     03/09/99    Door Interlock for an Appliance
--------------------------------------------------------------------------------------------------------------------------
U.S.            Harris              5,883,802     03/16/99    Energy Usage Controller for an Appliance
--------------------------------------------------------------------------------------------------------------------------
U.S.            Kegler et al.       5,946,945     09/07/99    Frame for High Pressure Liquid Gas Storage
--------------------------------------------------------------------------------------------------------------------------
U.S.            Mohan et al.        5,970,637     10/26/99    Automatic Shirt Pressing Systems w/ Vacuum Syst
--------------------------------------------------------------------------------------------------------------------------
U.S.            Malchow             6,012,307     01/11/00    Controlled Agitation System for Drycleaner
--------------------------------------------------------------------------------------------------------------------------
U.S.            Walker              6,021,652     02/08/00    Control Valve w/ Valve Member Position Sensor
--------------------------------------------------------------------------------------------------------------------------
U.S.            Walker              6,050,112     04/18/00    Detection of Liquid Level in Sealed Storage Vessel
--------------------------------------------------------------------------------------------------------------------------
U.S.            Harris              6,053,541     04/25/00    Auto Safety Lock
--------------------------------------------------------------------------------------------------------------------------
U.S.            Malchow et al.      6,070,440     06/06/00    Space-Saving Door Opening / Closing Apparatus
--------------------------------------------------------------------------------------------------------------------------
U.S.            Malchow et al.      6,085,935     07/11/00    Quick-Opening Door Apparatus for Filter
--------------------------------------------------------------------------------------------------------------------------
U.S.            Roberts et al.      6,182,318     02/06/01    Temperature Compensating Compressor
--------------------------------------------------------------------------------------------------------------------------
U.S.            Kegler et al.       6,233,980     05/22/01    Door w/ Self-Aligning, Stress Reduced Locking Lugs
--------------------------------------------------------------------------------------------------------------------------
U.S.            Harris et al.       6,237,373     05/29/01    Self-Contained Front Access Lint Panel for Vessel
--------------------------------------------------------------------------------------------------------------------------
U.S.            Malchow et al.      6,237,374     05/29/01    Space-Saving Door Opening Apparatus for Vessel
--------------------------------------------------------------------------------------------------------------------------
U.S.            McAllister et al.   6,324,771     12/04/01    Perforated Baffle Ribs for Temp. Limiting Air Flow
--------------------------------------------------------------------------------------------------------------------------
U.S.            Kegler et al.       6,334,340     01/01/02    Convertible Installation Configuration for CO\\2\\ Dry
--------------------------------------------------------------------------------------------------------------------------
U.S.            Malchow             6,360,392     03/26/02    Improved Agitation System for CO\\2\\ Drycleaner
--------------------------------------------------------------------------------------------------------------------------

August 1, 2002

                        TRADEMARKS AND TRADEMARK LICENSES

                     Intellectual Property Owned by Alliance

                          Registered Foreign Trademarks

------------------------------------------------------------------------------------------------------------------------------
    Country                 Trademark                    Reg. No.                  Reg. Date              Ren. Due
    -------                 ---------                    --------                  ---------              --------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Argentina             SPEED QUEEN                     1421851                   2/26/93                2/26/03
------------------------------------------------------------------------------------------------------------------------------
                      LAUNDROMAT                      1313192                   10/3/88                10/3/98
------------------------------------------------------------------------------------------------------------------------------
                      MARATHON                        1743496                   1/6/99                 7/6/99
------------------------------------------------------------------------------------------------------------------------------
                      DESIGN                          1419656                   2/26/93                2/26/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1458845                   7/30/93                7/30/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1487563                   11/30/93               11/30/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1487564                   11/30/93               11/30/03
------------------------------------------------------------------------------------------------------------------------------
                      LR                              1487565                   11/30/93               11/30/03
------------------------------------------------------------------------------------------------------------------------------
                      DESIGN                          1487566                   11/30/93               11/30/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465733                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465734                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465735                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465736                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465737                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465738                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465739                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1465741                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      PLANCHERAP                      1465742                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      PLANCHERAP                      1465743                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      PLANCHERAP                      1465744                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1466115                   8/31/93                8/31/03
------------------------------------------------------------------------------------------------------------------------------
                      VIDEO RAP                       1518033                   4/29/94                4/29/04
------------------------------------------------------------------------------------------------------------------------------
                      NOTI RAP                        1518034                   4/29/94                4/29/04
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1498150                   12/1/93                12/1/03
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1545670                   11/30/94               11/30/04
------------------------------------------------------------------------------------------------------------------------------
                      SUPERAP                         1563597                   5/31/95                5/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1563933                   5/31/95                5/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551423                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551424                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551425                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551426                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551427                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551428                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551429                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551430                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551458                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551459                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    Country                 Trademark                    Reg. No.                  Reg. Date              Ren. Due
    -------                 ---------                    --------                  ---------              --------
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1551460                   1/31/95                1/31/05
------------------------------------------------------------------------------------------------------------------------
                      DRYMAT                          1331040                   2/8/89                 2/8/99
------------------------------------------------------------------------------------------------------------------------
                      ANERA                           1419656                                          2/26/03
------------------------------------------------------------------------------------------------------------------------
                      SANI RAP                        1933272                   Abandoned
------------------------------------------------------------------------------------------------------------------------
                      LAVE RAP                        1563597                                          5/31/07
------------------------------------------------------------------------------------------------------------------------
                      (ANEXA)                         1567433                                          7/4/05
------------------------------------------------------------------------------------------------------------------------
                      (ANEXA)                         1567475                                          7/4/05
------------------------------------------------------------------------------------------------------------------------
                      (ANEXA)                         1567477                                          7/4/05
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        2047214
------------------------------------------------------------------------------------------------------------------------
                      EXTRARAP                        165051
------------------------------------------------------------------------------------------------------------------------
                      LAVE RAP (FOAM)                 1742898                                          7/2/09
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         1742903                                          7/2/09
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP (FOAM)                  2055048
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        2055059
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        2054990
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        2055060
------------------------------------------------------------------------------------------------------------------------
                      LAVE RAP                        1753763                                          9/23/99
------------------------------------------------------------------------------------------------------------------------
                      LAUNDROMAT                      2084175/1237907
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         2086293                                          8/28/10
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         2086294                                          8/28/10
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         2086295                                          8/28/10
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         2086296                                          8/28/10
------------------------------------------------------------------------------------------------------------------------
                      LAVERAP                         2086297                                          8/28/10
------------------------------------------------------------------------------------------------------------------------
Australia             HUEBSCH                         A324984                   12/12/99               12/12/99
------------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     A124753                   9/12/97                9/12/97
------------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          A626329                   3/29/94                3/29/01
------------------------------------------------------------------------------------------------------------------------
Austria               SPEED QUEEN                     58023                     X                      9/30/06
------------------------------------------------------------------------------------------------------------------------
                      AJAX                            61629                     5/31/98                5/31/08
------------------------------------------------------------------------------------------------------------------------
Bahrain               SPEED QUEEN                     TM3733                                           11/24/06
------------------------------------------------------------------------------------------------------------------------
Benelux               HUEBSCH                         357323                                           12/12/08
------------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     44314                                            6/24/09
------------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          456960                                           3/6/09
------------------------------------------------------------------------------------------------------------------------
                      AJAX                            436924                                           10/9/07
------------------------------------------------------------------------------------------------------------------------
Brazil                SPEED QUEEN                     003320952                 10/21/86               10/21/96
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP & design               820107778                 Opp-Apl fld
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP & design               820107760                 Opp-Neg Wdrwal
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        819624462
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        819624489                 Rej-appl fld
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        820107727                 Opp-apl fld
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        819624497                 Rej-aplf fld
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        819624470
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        819624454
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        819624446                 1/27/97
------------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        820107751                 Opp-Neg.Wdrwal
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
    Country                 Trademark                    Reg. No.                  Reg. Date              Ren. Due
    -------                 ---------                    --------                  ---------              --------
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        820107735                 Opp-apl fld
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        820107743                 Opp-neg. Wdrwal
--------------------------------------------------------------------------------------------------------------------
                      HUEBSCH ORIG.                   816198136
--------------------------------------------------------------------------------------------------------------------
Canada                HUEBSCH                         280137                    6/10/98                6/10/13
--------------------------------------------------------------------------------------------------------------------
                      RSPC                            278487                    3/31/98                3/31/13
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            293,609                   8/3/99                 8/3/14
--------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          367233                    3/23/90                3/23/05
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     389438                    7/27/92                7/27/02
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     342415/546666             8/24/99                8/24/09
--------------------------------------------------------------------------------------------------------------------
                      LAVE RAP                        504.629
--------------------------------------------------------------------------------------------------------------------
                      LAVE RAP                        504.637
--------------------------------------------------------------------------------------------------------------------
                      LAVE RAP                        504.638
--------------------------------------------------------------------------------------------------------------------
China                 SPEED QUEEN                     206349                    3/30/94                3/29/04
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     381326                    3/30/94                3/29/04
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN (Chinese)           930161                    1/14/97                1/13/07
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            856311                                           7/20/06
--------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          860359                    8/7/96                 7/6/06
--------------------------------------------------------------------------------------------------------------------
Colombia              SPEED QUEEN                     70027                     11/5/99                11/5/99
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        161576                                           8/11/04
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        197525                                           12/18/07
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        197709                                           12/18/07
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        198326                                           12/18/07
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        197523                                           12/18/07
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        197524                                           12/18/07
--------------------------------------------------------------------------------------------------------------------
Costa Rica            SPEED QUEEN                     34366/2302                11/2/91                11/2/01
--------------------------------------------------------------------------------------------------------------------
Denmark               HUEBSCH                         3122/1980                                        8/22/00
--------------------------------------------------------------------------------------------------------------------
Egypt                 SPEED QUEEN                     52262                     10/5/86                10/5/96
--------------------------------------------------------------------------------------------------------------------
Finland               UNIMAC                          142830                    3/5/96                 3/5/06
--------------------------------------------------------------------------------------------------------------------
France                HUEBSCH                         1498023                   11/10/98               11/10/08
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     1494832                   10/21/98               10/20/98
--------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          1524684                   4/14/99                4/13/99
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            94549085                                         12/13/04
--------------------------------------------------------------------------------------------------------------------
                      AJAX (EAGLE)                    94549086                                         12/13/04
--------------------------------------------------------------------------------------------------------------------
Germany               HUEBSCH                         DD653588                  9/28/00                9/28/00
--------------------------------------------------------------------------------------------------------------------
                      UNIMAC STYLIZED                 1145143                   3/1/99                 2/28/09
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            1129715                   10/31/97               10/31/07
--------------------------------------------------------------------------------------------------------------------
E. Germany            SPEED QUEEN                     653886                    9/28/90                9/28/00
--------------------------------------------------------------------------------------------------------------------
W. Germany            SPEED QUEEN                     772352                    6/30/91                6/30/01
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            1,129,715                                        10/9/07
--------------------------------------------------------------------------------------------------------------------
Greece                SPEED QUEEN                     59642                     9/8/97                 9/8/97
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            32,296                                           9/29/04
--------------------------------------------------------------------------------------------------------------------
Guatemala             SPEED QUEEN                     17951                     2/28/97                2/27/97
--------------------------------------------------------------------------------------------------------------------
Honduras              SPEED QUEEN                     15680                     12/14/98               12/14/08
--------------------------------------------------------------------------------------------------------------------
Hong Kong             SPEED QUEEN                     435/1967                  7/9/87                 7/9/01
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
    Country                 Trademark                    Reg. No.                  Reg. Date              Ren. Due
    -------                 ---------                    --------                  ---------              --------
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            305 OF 1965                                      9/29/13
--------------------------------------------------------------------------------------------------------------------
India                 SPEED QUEEN                     405479                    5/2/97                 5/12/04
--------------------------------------------------------------------------------------------------------------------
Indonesia             SPEED QUEEN                     210552/361875             11/3/96                5/3/96
--------------------------------------------------------------------------------------------------------------------
Ireland               SPEED QUEEN                     B70745                    6/27/87                6/27/01
--------------------------------------------------------------------------------------------------------------------
Israel                SPEED QUEEN                     34862                     1/12/93                1/12/07
--------------------------------------------------------------------------------------------------------------------
Italy                 SPEED QUEEN                     439969                    6/27/81                6/27/01
--------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          601400                    9/25/90                9/25/00
--------------------------------------------------------------------------------------------------------------------
Jamaica               SPEED QUEEN                     B15813                    6/18/92                6/18/06
--------------------------------------------------------------------------------------------------------------------
Japan                 HUEBSCH & KATAKANA              700440                    3/3/96                 3/3/06
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     718776                    9/5/96                 9/5/06
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     1351949                   10/31/88               10/31/98
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            607,471                                          3/25/03
--------------------------------------------------------------------------------------------------------------------
Jordan                SPEED QUEEN                     14457                     3/9/98                 3/9/98
--------------------------------------------------------------------------------------------------------------------
Korea                 HUEBSCH                         76759                     6/20/91                6/19/01
--------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          248774                    9/4/92                 9/3/02
--------------------------------------------------------------------------------------------------------------------
Kuwait                SPEED QUEEN                     5435                      11/8/93                1/7/03
--------------------------------------------------------------------------------------------------------------------
Malaya                HUEBSCH                         M/89205                   6/8/88                 1/8/02
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     M/88687                   11/19/87               11/19/01
--------------------------------------------------------------------------------------------------------------------
Mexico                HUEBSCH                         289105                    12/8/91                12/8/01
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     240836                    4/30/94                4/30/04
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        552730                    12/10/96               12/10/06
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        539620                    12/10/96               12/10/06
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        540644                    12/10/96               12/10/06
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        539619                    12/10/96               12/10/06
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        539618                    12/10/96               12/10/06
--------------------------------------------------------------------------------------------------------------------
                      LAVERAP & DESIGN                555159                    6/10/97                6/10/07
--------------------------------------------------------------------------------------------------------------------
                      LAVERAP & DESIGN                555676                    6/10/97                60/10/07
--------------------------------------------------------------------------------------------------------------------
                      LAVERAP & DESIGN                553905                    6/10/97                6/10/07
--------------------------------------------------------------------------------------------------------------------
                      LAVERAP & DESIGN                553906                    6/10/97                6/10/07
--------------------------------------------------------------------------------------------------------------------
                      LAVERAP & DESIGN                553907                    6/10/97                6/10/97
--------------------------------------------------------------------------------------------------------------------
                      AJAX                            505411                    4/16/01
--------------------------------------------------------------------------------------------------------------------
                      CARDMATE                        647821                    12/16/99               12/16/09
--------------------------------------------------------------------------------------------------------------------
New Zealand           SPEED QUEEN                     37503                     4/5/95                 4/5/09
--------------------------------------------------------------------------------------------------------------------
                      UNIMAC                          235530                    3/28/94                3/28/01
--------------------------------------------------------------------------------------------------------------------
Nigeria               SPEED QUEEN                     31429                     9/1/84                 9/1/98
--------------------------------------------------------------------------------------------------------------------
OAPI                  SPEED QUEEN                     18899                     11/5/77                11/5/97
--------------------------------------------------------------------------------------------------------------------
Pakistan              SPEED QUEEN                     110098 (App.)             3/19/91                3/19/98
--------------------------------------------------------------------------------------------------------------------
                      SPEED QUEEN                     109730 (App.)             2/20/91                2/20/98
--------------------------------------------------------------------------------------------------------------------
Panama                SPEED QUEEN                     27361                     10/20/91               10/20/01
--------------------------------------------------------------------------------------------------------------------
Paraguay              SPEED QUEEN                     149609                    12/31/91               12/31/01
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        198009                    12/17/97               12/17/07
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        198008                    12/17/97               12/17/07
--------------------------------------------------------------------------------------------------------------------
                      LAVE-RAP                        198007                    12/17/97               12/17/07
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  Country              Trademark                        Reg. No.                   Reg. Date               Ren. Due
  -------              ---------                        --------                   ---------               --------
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         199.509                    1/6/98                  1/6/08
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         199.510                    1/6/98                  1/6/08
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         196862                     9/8/97                  12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Peru                   SPEED QUEEN                      10927                      11/7/92                 11/7/02
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         10416                      4/29/92                 4/29/02
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         34218                      3/18/97                 3/18/07
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         34117                      3/18/97                 3/18/07
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         34782                      4/4/97                  4/4/07
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         10469                      4/21/97                 4/21/07
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         10447                      4/17/97                 4/17/07
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP & DESIGN                041468                     1/6/98                  1/6/08
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP & DESIGN                041469                     1/6/98                  1/6/08
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP & DESIGN                041581                     1/6/98                  1/6/08
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP & DESIGN                012825                     1/6/98                  1/6/08
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP & DESIGN                012826                     1/6/98                  1/6/08
----------------------------------------------------------------------------------------------------------------------------------
Philippines            SPEED QUEEN                      13931                      6/6/88                  6/6/08
----------------------------------------------------------------------------------------------------------------------------------
Sabah                  HUEBSCH                          S/27305                    1/8/88                  1/8/02
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      S/27077                    11/19/87                11/19/01
----------------------------------------------------------------------------------------------------------------------------------
Sarawak                HUEBSCH                          SAR/22596                  1/17/88                 1/17/02
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      SAR/82235                  11/21/87                11/21/01
----------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia           SPEED QUEEN                      47/56                      10/8/91                 6/18/01
----------------------------------------------------------------------------------------------------------------------------------
                       HUEBSCH Originators              243/62                     3/30/91                 12/10/00
----------------------------------------------------------------------------------------------------------------------------------
Singapore              HUEBSCH                          B54/81                     1/6/88                  1/6/02
----------------------------------------------------------------------------------------------------------------------------------
South Africa           HUEBSCH                          B6176/78                   12/27/88                12/27/98
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      6723/83                    9/20/93                 9/20/03
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      461/39/1                   4/15/97                 4/15/07
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      461/39/2                   4/15/97                 4/15/07
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      461/39/3                   4/15/97                 4/15/07
----------------------------------------------------------------------------------------------------------------------------------
                       AJAX                             64/3796                                            9/29/04
----------------------------------------------------------------------------------------------------------------------------------
SWA (Namibia)          SPEED QUEEN                      0150/84 (SWA)              3/16/94                 3/6/04
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      0151/84 (SWA)              3/6/94                  3/6/04
----------------------------------------------------------------------------------------------------------------------------------
Spain                  SPEED QUEEN                      508897                     12/30/88                12/30/08
----------------------------------------------------------------------------------------------------------------------------------
                       UNIMAC                           1589365                    9/20/90                 9/20/00
----------------------------------------------------------------------------------------------------------------------------------
Switzerland            HUEBSCH                          306061                     8/18/80                 8/18/00
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      347773                     7/4/86                  7/4/06
----------------------------------------------------------------------------------------------------------------------------------
                       AJAX                             334,587                                            9/8/04
----------------------------------------------------------------------------------------------------------------------------------
                       UNIMAC                           391934                     7/30/91                 7/30/11
----------------------------------------------------------------------------------------------------------------------------------
Taiwan                 SPEED QUEEN                      479488                     3/16/90                 3/15/00
----------------------------------------------------------------------------------------------------------------------------------
Thailand               SPEED QUEEN                      115723/73167               12/24/90                12/23/00
----------------------------------------------------------------------------------------------------------------------------------
                       UNIMAC                           258130/KOR24124            12/29/93                12/29/03
----------------------------------------------------------------------------------------------------------------------------------
                       HUEBSCH                          115938/72996               12/24/90                12/23/00
----------------------------------------------------------------------------------------------------------------------------------
UAE                    SPEED QUEEN                      5112                       Pending                 1/15/04
----------------------------------------------------------------------------------------------------------------------------------
U.K.                   HUEBSCH                          B1106325                   12/14/85                12/14/99
----------------------------------------------------------------------------------------------------------------------------------
                       SPEED QUEEN                      B822545                    6/30/96                 6/30/06
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  Country              Trademark                        Reg.No.                   Reg. Date                Ren. Due
  -------              ---------                        -------                   ---------                --------
----------------------------------------------------------------------------------------------------------------------------------
                       UNIMAC                           1375639                    3/4/96                  3/4/06
----------------------------------------------------------------------------------------------------------------------------------
Uruguay                LAVE-RAP                         4722                       3/2/94                  3/2/04
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE-RAP                         291258
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE RAP                         291259                     9/15/99                 9/15/09
----------------------------------------------------------------------------------------------------------------------------------
                       LAVE RAP & DESIGN                291260
----------------------------------------------------------------------------------------------------------------------------------
Venezuala              SPEED QUEEN                      42880F                     Pending                 1/17/93
----------------------------------------------------------------------------------------------------------------------------------

        US Registered Trademarks

        -----------------------------------------------------------------------------------------------------
            TRADEMARK                       REG NO.                  GOODS
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        Registered Marks:(R)
        --------------------
        -----------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------
        Ajax                                1500201
        -----------------------------------------------------------------------------------------------------
        Cardmate                            647821       Mag. & elect. Coded store-value
        -----------------------------------------------------------------------------------------------------
        Drystar                             01193008     Laundry Equipment
        -----------------------------------------------------------------------------------------------------
        Econ-O-Wash                         1201795      Laundry Equipment - Washers & Dryers
        -----------------------------------------------------------------------------------------------------
        Eversmooth                          1205146      Laundry Washing Machine Transmissions
        -----------------------------------------------------------------------------------------------------
        Fast Back                           863105
        -----------------------------------------------------------------------------------------------------
        Horizon                             2439774
        -----------------------------------------------------------------------------------------------------
        Huebsch                             00937549     Laundry Equipment
        -----------------------------------------------------------------------------------------------------
        Loadstar                            00845408     Drying Tumbler & Parts Therefor Huebsch
        -----------------------------------------------------------------------------------------------------
        Nofuss                              01199323     Laundry Washing Machines Lint Filters
        -----------------------------------------------------------------------------------------------------
        "Q" Stylized"                       00738991     Washers & Dryers
        -----------------------------------------------------------------------------------------------------
        Routemaster                         00847837     24 lb. Tumbler Dryers
        -----------------------------------------------------------------------------------------------------
        RSPC                                01268908     Parts and Accessories for Laundry Equipment
        -----------------------------------------------------------------------------------------------------
        Searchit                            2515079
        -----------------------------------------------------------------------------------------------------
        Speed Queen                         353190
        -----------------------------------------------------------------------------------------------------
        Speed Queen                         765440
        -----------------------------------------------------------------------------------------------------
        UltraDry                            2334735
        -----------------------------------------------------------------------------------------------------
        Unimac                              1479347
        -----------------------------------------------------------------------------------------------------
        Unimat                              1479346
        -----------------------------------------------------------------------------------------------------
        Uniwash                             1473932      Exchange System
        -----------------------------------------------------------------------------------------------------
        Vent-Pak                            861021       Exhaust System
        -----------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------

                                                                      Schedule 7

                                    CONTRACTS

None.

                                                                      Schedule 8

                              GOVERNMENT CONTRACTS

..    General Services Administration (U.S. Government entity) contract number
     GS-21F-97011 (awarded to solicitation number 6FES-B1-96-B102S) with Raytheon Appliances - Commercial Laundry, dated (by amendment PC01) May 1, 1997

..    Air Force Non-Appropriated Funds ("AFNAF") Agreement, dated May 1, 1995, between Raytheon Appliances, Inc. and AFNAF (U.S. Government entity)

..    Agreement, dated April 10, 1995, between AAFES and Raytheon Appliances,
     Inc.

..    Agreement, dated June 16, 1992, between NEXCOM and RCL

..    U.S. Army Soldier Systems Command, Contract No. DAAN02-98-P-8319, with
     Raytheon Appliances - Commercial Laundry, dated February 13, 1998

                                                                      Schedule 9

                             COMMERCIAL TORT CLAIMS


                                      None